Targeting the Chromatin Regulatory System Broadening the Impact of Precision Medicines for Oncology and Other Diseases December 2021 Exhibit 99.2

Disclaimer, Confidentiality, and Forward-Looking StatementsThis presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from the Collaboration Agreement with Lilly; the initiation, timing, progress and results of our research and development programs and preclinical and clinical trials, our ability to advance product candidates that we may develop and successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of the COVID-19 pandemic in our and our collaborators’ business operations, including our research and development programs and preclinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-609 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286 and FHD-609, our future products and our Gene Traffic Control Platform; and our use of proceeds from our initial public offering, estimates of our expenses, capital requirements and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Forward-Looking Statements 2

Dysregulation of the Chromatin Regulatory System Has Been Implicated in up to 50% of All Cancers 3 Significant Market Opportunity 2.5M People 50% of All Cancers Based on exome sequencing, the chromatin regulatory system is implicated in ~50% of all cancers $400+ billion 2030 global oncology market opportunity Patients impacted by these cancers

Foghorn Well Positioned to Discover and Develop First in Class Precision Medicines Targeting Cancer and Other Diseases Significant Global Partnerships Strategic Collaboration with Loxo Oncology at Lilly Merck collaboration to drug single specified transcription factor target Expertise across drug discovery, clinical development and commercialization Experienced Leadership Team FHD-286: Initial clinical data expected in H1’22 FHD-609: Initial clinical data expected as early as H1’22 Upcoming Milestones Biology implicated in up to 50% of cancer potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology Large Market Potential 4 $500.8 million in pro forma cash and equivalents (as of 9/30/2021) Well Funded

Advancing a Broad Pipeline Across a Range of Targets and Modalities

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND Enabling	Phase 1	Phase 2	Commercial Rights
FHD-286 (BRG1/BRM)	Enzyme Inhibitor	AML			Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
		Uveal melanoma			Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
FHD 609 (BRD9)	Degrader	Synovial Sarcoma			Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
Selective BRM	I) Enzyme Inhibitor	BRD1 Mutated Cancers				FOGHORN THERAPEUTICS, LOXO ONCOLOGY *50/50 U.S., Ex-U.S. Royalties*
	II) Protein Degrader	BRD1 Mutated Cancers				
Selective ARID1B	Protein Degrader	ARID1A Mutated Cancers				FOGHORN THERAPEUTICS
Partnered Program (Undisclosed)	Undisclosed					FOGHORN THERAPEUTICS, LOXO ONCOLOGY *50/50 U.S., Ex-U.S. Royalties*
Synthetic Lethal Targets (Multiple)	I) Enzyme Inhibitors					FOGHORN THERAPEUTICS
	II) Protein Degraders					FOGHORN THERAPEUTICS
Transcription Factors (Multiple)	I) Transcription Factor Disruptors					FOGHORN THERAPEUTICS
	II) Protein Degraders					FOGHORN THERAPEUTICS
Partnered Program (Undisclosed)	Transcription Factor Disruptor					MERCK *WW Royalties*
Three Discovery Programs (Undisclosed)	Undisclosed					FOGHORN THERAPEUTICS, LOXO ONCOLOGY *WW Royalties (Opt-in for U.S. Rights)*

Strategic Collaboration with Loxo Oncology at Lilly 6 Foghorn to Lead Discovery and Research Activities $380 Million Up-front $300 million cash $80 million in Foghorn common stock at a price of $20 per share Three Undisclosed Discovery Programs Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid-single digit to low- double digit range $1.3 billion in potential milestones 50/50 U.S. Economics on Two Programs 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels

The Chromatin Regulatory System Orchestrates Gene Expression

Normal gene expression The Chromatin Regulatory System Orchestrates Gene Expression 8 Two Major Components Work in Concert - Chromatin Remodeling Complexes and Transcription Factors Work together to orchestrate gene expression TF’s guide chromatin remodeling complexes to the right locations Once chromatin unpacked, gene expression can occur 1 2 3 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Right genes Transcription FactorChromatin remodeling complex

Breakdowns in the Chromatin Regulatory System can Lead to Disease 9 Mutations or overexpression in chromatin remodeling complexes result in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE DISEASE

Chromatin Regulatory System – Abundance of Targets 10 28 Chromatin Remodeling Complexes and >1,000 TFs Estimate >100 Transcription Factors Associated with just the BAF Complex BAF Complex and Associated Transcription Factors + BAF Complex Subunits Mutated and Dysregulated in Cancer

Mutations Lead to Disease Specific Genetic Dependencies on the Chromatin Regulatory System 11 Transcription Factor Mutations / Overexpression Chromatin Remodeling Complexes Mutations / Overexpression Mutations that Impinge on the Chromatin Regulatory System Novel Targets / Dependencies Targeted Protein Degradation: Bi-functional protein degraders for targets with no enzymatic activity Enzymatic Inhibitors: Highly selective and allosteric small molecule inhibitors Transcription Factor Disruptors: Disrupt interactions between chromatin remodeling complexes and transcription factors Tailored Drugging Approaches ATP ADP Potential druggable sites

Foghorn’s Gene Traffic Control Platform Makes It Possible to Understand and Drug Genetic Dependencies within the Chromatin Regulatory System 12 Integrated, Scalable, Efficient – Repeatable Paradigm Target Identification & Validation Production of Chromatin Regulatory System Components at Scale & Proprietary Assays Discovery and Optimization of Chemical Matter Targeted Protein Degraders Enzymatic Inhibitors Transcription Factor Disruptors Translation to Clinic and Identification of Biomarkers Determine dependencies (e.g., synthetic lethal)

Production of Chromatin Regulatory System Components Platform is Powered by Ability to Produce Components at Scale Drives Drug Discovery Pipeline with Cutting Edge Technology Surface Mapping Assembly HTS Biophysics / SPR Affinity Screening and Validation Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders BenefitsFeatures 13

Foghorn Pursuing >8 Targeted Protein Degraders Heterobifunctional Degrader Platform Bioinformatics • Optimal E3 ligase target pairing • Proteomics Chemical Toolbox Screening and Characterization Structural and Computational Approaches to Degrader Design Optimization of Degrader Drug Properties • Proprietary chromatin remodeling assays • Protein degradation kinetics • Proprietary library of drug-like linkers and E3 ligase binders • Chemistry to rapidly identify and optimize degraders • Structure based optimization of binders • Ternary complex crystal structures and modeling approaches for degrader optimization • Guidelines for both of oral and IV administered degraders • PKPD / efficacy and safety modeling to optimize dosing and scheduling 14

Advancing a Broad Pipeline Across a Range of Targets and Modalities

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery / IND Enabling / Phase 1 / Phase 2	Commercial Rights
FHD-286 (BRG1/BRM)	Enzyme Inhibitor	AML — Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
		Uveal melanoma — Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
FHD 609 (BRD9)	Degrader	Synovial Sarcoma — Initial Clinical Data (H1 2022)	FOGHORN THERAPEUTICS
Selective BRM	I) Enzyme Inhibitor	BRD1 Mutated Cancers	FOGHORN THERAPEUTICS, LOXO ONCOLOGY; *50/50 U.S., Ex-U.S. Royalties*
	II) Protein Degrader	BRD1 Mutated Cancers	
Selective ARID1B	Protein Degrader	ARID1A Mutated Cancers	FOGHORN THERAPEUTICS
Partnered Program (Undisclosed)	Undisclosed	Discovery	FOGHORN THERAPEUTICS, LOXO ONCOLOGY; *50/50 U.S., Ex-U.S. Royalties*
Synthetic Lethal Targets (Multiple)	I) Enzyme Inhibitors	Discovery	FOGHORN THERAPEUTICS
	II) Protein Degraders	Discovery	FOGHORN THERAPEUTICS
Transcription Factors (Multiple)	I) Transcription Factor Disruptors	Discovery	FOGHORN THERAPEUTICS
	II) Protein Degraders	Discovery	FOGHORN THERAPEUTICS
Partnered Program (Undisclosed)	Transcription Factor Disruptor	Discovery	MERCK; *WW Royalties*
Three Discovery Programs (Undisclosed)	Undisclosed	Discovery	FOGHORN THERAPEUTICS, LOXO ONCOLOGY; *WW Royalties (Opt-in for U.S. Rights)*

FHD-286: Clinical Entry Point - AML and Uveal Melanoma FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-286 Targets Abnormal Dependencies on BAF in Cancer

Target / Approach	• BRG1 / BRM ATPase • Small molecule, allosteric, oral enzymatic inhibitor
Indications	• Acute myelogenous leukemia (AML) • Uveal melanoma • Indication expansion work ongoing in multiple solid tumors
Mutation / Aberration	• **AML**: Elevated BRG1-BAF / TF activity in AML blast cells • **Uveal Melanoma**: GNAQ / GNA11 mutated UM is driven by dependency on BAF / TF activity
Program Status / Milestones	• Phase I studies enrolling in AML and metastatic uveal melanoma • Initial clinical data expected in H1'22
New Patients Impacted / Year*	• **AML: Over 20,000 relapsed and / or refractory patients** • **Uveal melanoma: Over 5,000 patients**

* U.S., EU5, Japan

BAF Chromatin Remodeling Complex


BRG1
BRM
BRG and BRM Subunits

- **BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex**
- **BRG1 & BRM are highly similar proteins**

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AML & Dependency on BRG1 / Lineage Dependent TF Interactions Disease State Treatment with FHD-286 Loss of blast phenotype / Apoptosis Differentiation AML blasts stuck in BAF / TF dependent proliferative phase HSC Cancerous blast cells rely on BRG1 containing BAF / TF activity BAF – TF Activity BAF – TF Activity 18

AML Dependent on BRG1 / Lineage TF Interaction 19 Subtype Sample ID TF #1 SPI1 (PU.1) TF #3 TF #4 SPI1 (PU.1) / BAF Dependency SPI1 ChIPseq TF Association with AML by FAB Classification: 70% BRG1 Inhibition Leads to Loss of SPI1 (PU.1) Occupancy on Chromatin

Preclinical FHD-286 Data Shows Broad Efficacy Across AML Patient Derived Samples

Notable Patient ID	Deep Response	Pathology Review	Disease Status
1690AML1	Y	AML	Secondary
1695AML1	Y	AML/MDS	Secondary
1696AML1	Y	AML	Secondary
1701AML1	Y	AML	Secondary
1893AML1	Y	AML	R/R
1899AML1	Y	AML	R/R
1990pAML1	Y	AML	R/R
1991pAML1	Y	AML	de novo
2041AML1	Y	N/A	de novo
2043pAML1	Y	AML	R/R
2059AML1	Y	AML	R/R
1682AML1	~	N/A	N/A
1689AML1	~	AML/MDS	de novo
1684AML1	N	CML	R/R
1924AML1	N	AML/MDS	R/R

Y = Deep reduction in blast cells
~ = Partial reduction
N = No response


1695AML1 – BM-secondary AML
Pro-differentiation effect
1.5
1.0
0.5
0.0
relative to DMSO
0.1
1
10
100
1000
10000
FHD-286 [nM]
Aza + venetoclax
7+3

- **Response observed in a majority of primary AML samples, irrespective of prior treatment or disease stage**
- **Additional data set from patient derived samples demonstrate mutation agnostic responses**

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FHD-286 Shows Effect Across a Range of Mutations in AML Patient-Derived Samples 21 IC 50 (n M ) Patient Samples DNMT3A FLT3 IDH1 IDH2 KIT NF1 NPM1 NRAS RUNX1 TET2 TP53

Dose-Dependent Tumor Growth Inhibition Observed with FHD-286 Treatment in AML CDX Models 22 Tumor Volume Body Weight 0 7 14 21 0 250 500 750 1000 1250 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 0 800 1600 2400 3200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 7 14 21 80 90 100 110 120 Days Post Treatment B od y W ei gh t C ha ng e (% ) MV4-11 CDX Model (FLT3 ITD, MLL-AF4) OCI-AML2 CDX Model (MII-AF6, DNMT3a mut.) Tumor Volume Body Weight

Tumor Growth Inhibition with FHD-286 Treatment Observed by Bioluminescence Imaging in a Disseminated AML model FHD-286 1.5 mg / kg, BID (5on / 8off) x3 Sorafenib 15 mg / kg, QDx14 Vehicle FHD-286 1.5 mg / kg QDx28 FHD-286 Survival Advantage in Disseminated AML Model 23

Therapeutic Rationale for Uveal Melanoma: Dependency on Overexpression of the MITF / SOX10 Transcription Factors and the BAF Complex 24 Inhibiting BRG1 / BRM to Shut Down the Abnormal TF Interaction with the BAF Complex SOX10 MITF MITF ChIPseq SOX10 ChIPseq Biology Over 85% of uveal melanoma cancers have GNAQ or GNA11 mutations Validation of Dependency and Approach

FHD-286 was Associated with Dose-Dependent Tumor Regression in Uveal Melanoma CDX Models at Tolerated Doses 25 0 7 14 21 28 0 300 600 900 1200 Days Post Treatment Tu m or V ol um e (m m 3 ) Tumor Volume 0 7 14 21 28 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) Body Weight 0 5 10 15 20 0 150 300 450 600 750 900 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 5 10 15 20 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) Tumor Volume Body Weight MP-46 uveal melanoma CDX model • Dose-dependent tumor growth inhibition • Well tolerated 92-1 uveal melanoma CDX model • Dose-dependent tumor growth inhibition • Tumor regression at 1.5 mg / kg, PO, QD • Well tolerated

FHD-286 Clinical Development Plan 26 Two Parallel Phase 1 Studies Activated Initial clinical data expected in H1’22 Trial Designs • Single patient accelerated titration (n=1) • Convert to 3+3 once relevant PK / PD, safety or clinical activity observed • Retrospective biomarker analysis to further evaluate safety and efficacy • Assess safety, PK, biomarkers and efficacy CLINICAL PLAN AML & Uveal Melanoma FIH Phase 1 Studies Expansion cohorts in AML, UM and potentially other indications Potential for entry into definitive efficacy trials in AML Potential for entry into definitive efficacy trials in metastatic uveal melanoma Potential for indication expansion beyond AML and UM Metastatic Uveal Melanoma Relapsed / Refractory AML & MDS

FHD-609: Clinical Entry Point – Synovial Sarcoma FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

FHD-609 Targets and Degrades the BRD9 subunit of BAF which is Required for Synovial Sarcoma Cells to Survive

Selective, Potent BRD9 Targeted Protein Degrader

Target / Approach	• BRD9 • Intravenous protein degrader
Initial Indication	• Synovial sarcoma
Mutation / Aberration	• SS18-SSX1 / SSX2 / SSX4 protein fusions
Program Status / Milestones	• Initial clinical data as early as H1'22
New Patients Impacted / Year*	• **Synovial sarcoma: Over 1,800 patients / year**

* U.S., EU5, Japan



BRD9 subunit
SS18-SSX1 / SSX2 / SSX4 mutated subunit



BRD9 Dependency Score
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Dependency Threshold of -1
Synovial Sarcoma Cell Line
Other Soft Tissue Sarcoma Cell Line
Cancer Cell Lines
ProjectDRIVE shRNA data

BRD9 is required for the survival of synovial sarcoma cells

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Robust in vivo Activity Observed in Synovial Sarcoma Model and BRD9 Degradation Associated with FHD-609 Treatment Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation SY01 Synovial Sarcoma CDX Model • Mutation: SS18-SSX2 • Inhibited tumor growth • Dose dependent BRD9 degradation correlated with anti-tumor activity Sustained BRD9 Degradation 29

ASKA CDX Model Superior Tumor Growth Inhibition of FHD-609 in a Synovial Sarcoma Model as Compared to Ifosfamide and Pazopanib 30 Tumor Volume Body Weight • Mutation: SS18-SSX1 • Superior tumor growth inhibition compared to ifosfamide and pazopanib • Complete suppression observed over 30 days at 2 mg / kg of FHD-609 0 7 14 21 28 80 90 100 110 120 Days Post Treatment % Bo d y W ei gh t C ha ng e 0 10 20 30 40 0 700 1400 2100 2800 Days Post Treatment Tu m or Vo lu m e (m m 3 )

FHD-609 Clinical Development Plan Metastatic Synovial Sarcoma Synovial sarcoma expansion cohorts Synovial Sarcoma FIH Phase 1 Potential for entry into definitive efficacy trials in synovial sarcoma CLINICAL PLAN Initial clinical data as early as H1’22 SMARCB-1 deleted tumors and potentially other indications Trial Designs • Single patient accelerated titration (n=1) • Convert to 3+3 once relevant PK / PD, safety or clinical activity observed • Assess safety, PK, clinical activity and biomarkers Biomarkers: • SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation 31

Selective BRM Modulators for BRG1 Mutated Cancers Enzymatic Inhibitor and Protein Degrader Programs

BRG1 Mutations Create a Genetic Dependency on BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indication	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / year*	• > 100,000
Economics of Lilly Collaboration	• 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double digit range and escalating into the twenties


BRM
BRG1


BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell Growth Inhibited
Cancer Cell Lines

* U.S., EU5, Japan

FOGHORN THERAPEUTICS
LOXO ONCOLOGY at Lilly
33

BRG1 Mutated in ~5% of All Tumors Broad Addressable Patient Population BRG1 mutated across range of tumors Accounts for ~5% of all tumors BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations 34

BRM Selective Inhibitor in vivo Efficacy Demonstrates PK / PD and In vivo Efficacy in a BRG1 Mutant Lung CDX Model BRG1 cellular IC50 BRM cellular IC50 A549-BRG1 Mutant NSCLC Model Body Weight Plasma Exposure Vehicle Control (BID) Cisplatin 4 mg / kg (IP) FHT-BRMi 15 mg / kg (BID) FHT-BRMi 30 mg / kg (BID) 35

Enzymatic Selectivity Approaching 200x Achieved 36

Advancing BRM Selective Degraders Achieving Complete BRM Degradation Degraders cause time- and dose-dependent BRM degradation, antiproliferative effects in A549 BRG1 mutant NSCLC lung model 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n F T-BRMd BRM / BRG1 HiBit Data A549 Ten-Day Proliferation Assay 37

Selective ARID1B Protein Degrader for ARID1A Mutated Cancers

ARID1A: Most Mutated Subunit in BAF Complex – Creates Dependency on ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted protein degrader
Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / year*	• **> 175,000**

* U.S., EU5, Japan



ARID1A
ARID1B
ARID1B Dependency Score
ARID1A WT
ARID1A Mutant
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
Cancer Cell Lines

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Targeting ARID1A Mutated Cancers: ARID1B Protein Degrader

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

Gene Traffic Control Platform

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

Protein Degrader Capabilities

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

Biology & Opportunity

- ARID1A is the most highly mutated subunit of the BAF complex in cancer
- ~5% of all tumors harbor ARID1A mutations including; endometrial cancer (~40%), bladder cancer (~25%) and ovarian (~15%)
- Synthetic lethal relationship with ARID1B



Highly purified ARID1B / BAF complex


ARID1B

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Novel Approach to Targeting Transcription Factors Disrupting Transcription Factor – Chromatin Remodeling Complex Interactions

A New Approach to Drugging Transcription Factors Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components 42 • Highly involved in gene expression • Implicated in range of cancers and other diseases TFs are compelling drug targets… • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities …but historically difficult to target Historical Focus Potential druggable sites Foghorn’s Focus Foghorn has a new approach focusing on interaction with BAF  Druggable binding pockets  Druggable affinities

Transcription Factor-Chromatin Remodeling Complex Interactions 43 Unique Insights in Where and How Transcription Factors Bind TF #2TF #1 TF #3 Transcription Factors (TF): TF #4 0.01 0.1 1 10 100 1000 0 100 200 300 400 SPI1 (nM) RU KD = 21 nM 0.1 1 10 100 1000 10000 0 50 100 150 200 250 MYOD1 (nM) RU KD = 125 nM KD = 351 nM 0.1 1 10 100 1000 10000 0 50 100 150 200 250 300 350 MITF (nM) RU KD = 94 nM TF #1 (nM) TF #2 (nM) TF #3 (nM) TF #4 (nM)

• Merck collaboration to drug single specified transcription factor target • $425 million in up-front, research, development and sales-based milestones • Up to low double-digit royalties on product sales Highly Scalable Approach and Significant Unmet Medical Need 44 Potential to Drug > 100 TFs Associated with BAF • >100 TFs estimated associated with BAF • Foghorn pursuing multiple TFs in parallel • Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases

Foghorn Well Positioned to Discover and Develop First in Class Precision Medicines Targeting Cancer and Other Diseases Significant Global Partnerships Strategic Collaboration with Loxo Oncology at Lilly Merck collaboration to drug single specified transcription factor target Expertise across drug discovery, clinical development and commercialization Experienced Leadership Team FHD-286: Initial clinical data expected in H1’22 FHD-609: Initial clinical data expected as early as H1’22 Upcoming Milestones Biology implicated in up to 50% of cancer potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology Large Market Potential 45 $500.8 million in pro forma cash and equivalents (as of 9/30/2021) Well Funded

Appendix

Proven Leadership Team



Adrian Gottschalk, President & CEO

Biogen



Sam Agresta, M.D., M.P.H., CMO

agios Genentech Infinity



Carl Decicco, Ph.D., CSO

Bristol-Myers Squibb



Michael LaCascia, CLO

VERTEX WILMERHALE



Allan Reine, M.D., CFO

pieris LOMBARD ODIER



Steve Bellon, Ph.D., SVP, Drug Discovery

AMGEN Constellation VERTEX



Fanny Cavalie, SVP, Business & Operations

Biogen McKinsey &Company



Carlos Costa, SVP, HR

P&G Biogen Roche



Ryan Kruger, PhD, VP, Biology

gsk GlaxoSmithKline



David Millan, Ph.D, VP, Chemistry

forma THERAPEUTICS VERTEX Pfizer



Scott Innis, VP, Program Leadership

Biogen LEERINK



Jacqueline Cinicola, VP Regulatory Affairs

agios



Murphy Hentemann, Ph.D., VP Program Leadership

NOVARTIS AstraZeneca



Chong-Hui Gu, VP, CMC and QA

agios Bristol-Myers Squibb



Nicola Majchrzak, VP, Clinical Development

Infinity



Ben Strain, VP, Investor Relations & Corporate Communications

Biogen PARATEK The Boston Company Asset Management

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Industry Leading Board of Directors and Advisors

BOARD OF DIRECTORS

Doug Cole, M.D.
Flagship Pioneering – Board Chair; Founder

Scott Biller, Ph.D.
Former CSO and Strategic Advisor, Agios

Simba Gill, Ph.D.
Evelo Biosciences, Partner at Flagship Pioneering

Adrian Gottschalk
Foghorn President & CEO

Cigall Kadoch, Ph.D.
Dana-Farber, Broad, HMS; Founder

Adam Koppel, M.D., Ph.D.
Bain Capital Life Sciences

Michael Mendelsohn, M.D.
Cardurion Pharmaceuticals

Ian Smith
Exec. Chair of Solid Bio., Chair of ViaCyte, Former COO of Vertex

SCIENTIFIC AND OTHER ADVISORS

Charles Sawyers, M.D.
MSKCC, HHMI – SAB Chair

Faheem Hasnain
Gossamer Bio, Chair of Mirati

Craig Peterson, Ph.D.
Professor UMass Medical School

Gerald Crabtree, M.D.
Stanford, HHMI; Founder

David Schenkein, M.D.
General Partner, GV

Tony Kouzarides, Ph.D.
Gurdon Institute – University of Cambridge

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